                        UNITED STATES BANKRUPTCY COURT

                          EASTERN DISTRICT OF VIRGINIA

                          ____________________ DIVISION

In Re: PATHNET FIBER EQUIPMENT LLC     )          Chapter          11
                                       )
                                                  Case Number BK-01-12268

                           DEBTORS      )
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MONTHLY OPERATING REPORT   Calendar Month  May 1, 2001  to May 31, 2001

                        FINANCIAL BACKGROUND INFORMATION

1.       ACCOUNTING BASIS:     Cash            Accrual  X

2.       PREPARER: State the name, address,  telephone number and position of the person(s) who actually compiled the information contained in this report.

     NAJMA KHAN  703-390-1000
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3.       NUMBER OF EMPLOYEES paid during this period:  -0-

4.       Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the
last reporting period?    Yes              No  X
                             ------------    ------------ .
If yes, explain below:

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5.       Are all BUSINESS LICENSES current? Yes    No     Not Applicable X

6.       PRE-PETITION ACCOUNTS RECEIVABLE:

         Beginning Balance          $  -0-
                                      --------------
         Collected this Period
         Ending Balance

7.       POST-PETITION ACCOUNTS RECEIVABLE:

         0-30 Days: $  -0-      31-60 Days:  $  -0-     Over 60 Days: $ -0-
                     ---------                --------                 --------

         If there are any POST-PETITION Accounts Receivable over 60 days, provide  schedule  AR  giving  a  listing  of  such  accounts  and  explain the delinquencies.

8.       POST-PETITION ACCOUNTS PAYABLE:

         0-30 Days: $  -0-      31-60 Days:  $  -0-     Over 60 Days: $ -0-
                     ---------                --------                 --------

         If there are any POST-PETITION Accounts Payable over 30 days, provide
Schedule AP giving a listing of such accounts and explain the delinquencies.

9.       TAXES    Are all taxes being paid to the proper taxing authorities when
         due?  N/A  Yes            No       ,  On the attached
                       --------      -------

IRS Form 6123 report all tax deposits  made with any financial  institution  for federal  employment  taxes.  Be sure  the  form is  complete  and  signed  by an authorized employee of the receiving institution or taxing authority.  Attach to this report a completed  Form 6123 for each  deposit  made during the  reporting period.  Also attach copies of the monthly sales tax report,  payroll tax report and  unemployment  tax report with evidence of payment of BOTH FEDERAL AND STATE
TAXES.

10.      ESCROW ACCOUNTS.  Are you utilizing your tax account only for deposits
and payment of payroll and sales taxes?    Yes      No       .    N/A
                                              -----   ------
If no, explain:

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11.      Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly
and are all current?  Yes   X         No        .
                          -----------   --------
Explain:
          --------------------------------------------

12.      INSURANCE EXPIRATION STATEMENT.  Policy expiration dates are: N/A

         Auto and Truck                     Liability
                       -------------                    ------------------
         Fire                                   Workers Comp
                       -----------------                     ---------------

13.      ACTIONS OF THE DEBTOR.     During the last month, did the debtor:

         (A)      Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
          Yes            No  X      .
               --------      --------
Explain:
          ----------------------------------------------------------------------

         (B)      Maintain such stock, inventory, raw materials, insurance,
         employees and other resources as are necessary to preserve and maintain
         the going-concern value of the assets of the debtor?  Yes X      No     .
                                                                  -------  -----
    Explain:
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14.           TRANSFER  OR SALE OF  PROPERTY.  Did the debtor or any person with control over any of the debtor's assets  transfer,  convey or abandon any of the debtor's  assets to another party during the period of this report other than as set forth herein (including sales by creditors)?

Yes               No          X    .  Explain:
   ---------------    ------------           ---------------------------------

15.      PAYMENTS TO SECURED CREDITORS during reporting period:
(Attach additional sheets, if necessary)

------------------ ---------------------- --------------- ----------------- ------------------------
                   Frequency of Payments  Amount of Each   Next Payment Due
   Creditor        per Contract (mo, qtr)    Payment                              Post-Petition
                                                                                Payments Not Made
------------------ ---------------------- --------------- ----------------- ------------- ----------
                                                                                  No.         Amt.
   -0-

------------------ ---------------------- --------------- ----------------- ------------- ----------

16.      PAYMENTS TO PROFESSIONALS (Attorneys,  Accountants, Real Estate Agents,
Auctioneers, Appraisers, etc.) during reporting period:
(Attach additional sheets, if necessary.)

------------------------ ------------------------- --------------------------

     Professional               Service                        Amount
------------------------ ------------------------- --------------------------

     -0-

------------------------ ------------------------- --------------------------

17.      QUARTERLY U.S. TRUSTEE FEES paid during reporting period:    $-0-

18.      VERIFICATION:   I  declare  under  penalty  of  perjury  that  the
information  contained  in this monthly  operating  report  (including  attached schedules)  is true and  correct to the best of my  knowledge,  information  and belief.

Dated:       6-20-2001                              DEBTOR-IN-POSSESSION
         -----------------------------------

Name/Title  James M. Craig                         By  /S/ James M. Craig
            --------------------------------           -------------------------
Address:  11720 Sunrise Valley Drive
        ------------------------------------
   Reston, Virginia                               Phone 703-390-1000
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                                               EASTERN DISTRICT OF VIRGINIA

In re Pathnet Fiber Equipment LLC                                  CASE NO. BK-01-12268
                                                                   REPORTING PERIOD:  MAY 31, 2001

                                                 MONTHLY OPERATING REPORT
                      File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.
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                                                                                           DOCUMENT    EXPLANATION
REQUIRED DOCUMENTS                                                        FORM NO.         ATTACHED     ATTACHED
Schedule of Cash Receipts and Disbursements                                MOR-1              N/A
     Bank Reconciliation (or copies of debtor's bank reconciliation        MOR-1 (CON'T)      N/A
     Copies of bank statements                                                                N/A
     Cash disbursements journals                                                              N/A
Statement of Operations                                                    MOR-2              N/A
Balance Sheet                                                              MOR-3              N/A
Status of Postpetition Taxes                                               MOR-4              N/A
    Copies of IRS Form 6123 or payment receipt                                                N/A
    Copies of tax returns filed during reporting period                                       N/A
Summary of Unpaid Postpetition Debts                                       MOR-4              N/A
    Listing of aged accounts payable                                                          N/A
Accounts Receivable Reconciliation and Aging                               MOR-5              N/A
Debtor Questionnaire                                                       MOR-5              N/A
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I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

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Signature of Debtor                                                      Date

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Signature of Joint Debtor                                                Date

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Signature of Authorized Individual*                                      Date

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Printed Name of Authorized Individual                                    Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.